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                                                                   EXHIBIT 10.16


GEAC
Geac Computer Corporation Limited                                  July 10, 2001
4100 Yonge Street, Suite 601
Toronto, Ontario M2P 2G2
Tel:     (416) 642-1960
Fax:     (416) 642-1961

Mr. Paul D. Birch
565 Westford Street
Carlisle, Massachusetts 01741

                                           RE: AMENDMENT TO EMPLOYMENT AGREEMENT
                                           -------------------------------------
Dear Paul:

Reference is made to your employment agreements (the "Agreements") with Geac Computer Corporation Limited ("GEAC") and Geac Computers Inc. ("GEC"), each effective this day. Capitalized terms used, but not otherwise defined, herein have the meanings give them in the Agreements. This letter will amend the Agreements, and GEAC and GEC agree with you, as follows:

If, within the first twelve months of your employment with GEAC and GEC, there is a Change in Control which is not approved by vote of the Board of Directors of GEAC in which a Continuing Majority (as hereinafter defined) has joined and concurred, then you shall automatically be entitled to all rights, payments and benefits described in the sections of the Agreements entitled "Change of Control and Change Affecting Your Employment" even though no Change Affecting Your Employment has occurred or shall occur. As used herein, the term "Continuing Majority will mean a majority of (a) the current directors of GEAC and (b) new directors of GEAC who have been approved by two-thirds of such current directors and persons who themselves received the requisite two-thirds vote described in this sentence.

In all other respects, the Agreements shall hereafter remain in full force and effect in accordance with their respective terms.

If this letter accurately sets forth your agreement with GEAC and GEC, please sign a counterpart of this letter and return it to the undersigned. Upon your signature, this letter will be a binding agreement under seal between you and GEAC and GEC, enforceable in accordance with its terms.

                                         Sincerely,

                                         Geac Computer Corporation Limited

                                             "Charles Jones"
                                         By: ______________________________
                                             Charles S. Jones, Chairman of GEAC

ACCEPTED AND AGREED TO:                  Geac Computers Inc.

"Paul Birch"                                 [illegible]
______________________________           By: ______________________________
Paul D. Birch